UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 4, 2025
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39632	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
599 South Schmidt Road Bolingbrook, IL		60440
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $575.00 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

On January 4, 2025, the Compensation Committee (“Committee”) of the Board of Directors (“Board”) of Hyzon Motors Inc. (“Company”), following consultation with the Board’s compensation and legal advisors, approved retention incentives (interchangeably, each a “Retention Incentive” or “Incentive”) for certain of the Company’s executive officers and other key employees (each, a “Participant”). In connection with the Retention Incentive, the Company entered into a Retention Incentive Agreement with certain of its key employees and executive officers, including each of John Zavoli, General Counsel and Chief Legal Officer; John Waldron, Senior Vice President, Finance and Chief Accounting Officer; and Dr. Christian Mohrdieck, Chief Technology Officer, dated as of January 1, 2025, January 3, 2025, and December 23, 2024, respectively (each, a "Retention Incentive Agreement" and collectively, the "Retention Incentive Agreements"). The Retention Incentives are designed to enable the Company to retain and motivate the Participants through the Company’s anticipated restructuring efforts following the Company’s planned special shareholder meeting, scheduled for February 13, 2025, at which the Company is seeking shareholder approval of (i) the transfer of all or substantially all of the Company's assets through an assignment for the benefit of creditors and (ii) the liquidation and dissolution of the Company as described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on December 30, 2024.

The amount of the Retention Incentive is equal to two months’ salary based on each Participant’s annual base salary, with 25% payable upon the first payroll date immediately following the effective date of the agreement, and the remaining 75% paid upon completion of the retention period. In exchange for the Retention Incentives, each Participant agreed to waive, discharge, and release the Company from certain claims that the Participant may have against the Company.

The aggregate amount of Retention Incentives paid or to be paid to certain of the Company’s executive officers is approximately $0.2 million as set forth in the following table:

Name	Title	Retention Incentive
John Zavoli	General Counsel & Chief Legal Officer	$60,000
John Waldron	Senior Vice President, Finance & Chief Accounting Officer	$58,333
Dr. Christian Mohrdieck	Chief Technology Officer	$69,343 (€66,667) (*)

(*) Dr. Mohrdieck is employed by the Company’s subsidiary, Hyzon Motors GmbH, and is compensated in Euros. U.S. dollar denominated Retention Incentive amount converted from Euros.

The above summary of the Retention Incentives and the Retention Incentive Agreements is qualified in its entirety by reference to the complete terms and conditions as set forth in the Retention Incentive Agreements of Mr. Zavoli, Mr. Waldron, and Dr. Mohrdieck, which are attached hereto and filed herewith as Exhibit 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Forward-Looking Statements.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that do not describe historical facts, including, but not limited to, statements relating to the expected net proceeds of the Offering, the anticipated use of proceeds of the Offering, and the timing of the closing of the Offering, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. You are cautioned that such statements are not guarantees of future performance and that the Company’s actual results may differ materially from those set forth in the forward-looking statements. All of these forward-looking statements are subject to risks and uncertainties that may change at any time. Factors that could cause the Company’s actual expectations to differ materially from these forward-looking statements include the Company’s ability improve its capital structure; Hyzon’s liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; the possibility that Hyzon may need to seek bankruptcy protection; Hyzon’s ability to fully execute actions and steps that would be probable of mitigating the existence of substantial doubt regarding its ability to continue as a going concern; our ability to enter into any desired strategic alternative on a timely basis, on acceptable terms; our ability to maintain the listing of our Common Stock on the Nasdaq Capital Market; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; changes in general economic conditions; and the other factors under the heading “Risk Factors” set forth in the Company’s Annual Report on Form 10-K, as supplemented by the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. Such filings are available on our website or at www.sec.gov. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events, or circumstances, except as may be required under applicable securities laws.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Retention Incentive Agreements, dated January 1, 2025, by and between the Company and John Zavoli
10.2	Retention Incentive Agreement, dated January 3, 2025, by and between the Company and John Waldron
10.3	Retention Incentive Agreement, dated December 23, 2024, by and between the Company and Dr. Christian Mohrdieck
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: January 7, 2025	By:	/s/ Parker Meeks
	Name:	Parker Meeks
	Title:	Chief Executive Officer